UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2012 (October 23, 2012)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 CityWest Blvd.
Suite 800
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(713) 850-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 23, 2012, Geokinetics, Inc. (the “Company”) received a notice from the NYSE MKT LLC (the “Exchange”) indicating that the Company is not in compliance with certain of the Exchange’s continued listing standards set forth in Part 10 of the Exchange’s Company Guide (the “Company Guide”), and the Company has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide. Specifically, the Exchange notified the Company that it is not in compliance with the following sections of the Company Guide:

•                  Section 1003(a)(i) — Stockholders’ equity of less than $2,000,000 and net losses in two of its three most recent fiscal years;

•                  Section 1003(a)(ii) — Stockholders’ equity of less than $4,000,000 and net losses in three of its four most recent fiscal years; and

•                  Section 1003(a)(iii) — Stockholders’ equity of less than $6,000,000 and net losses in its five most recent fiscal years.

In order to maintain the listing of the Company’s common stock on the Exchange, the Company is required to submit a plan to the Exchange by November 23, 2012 addressing how it intends to regain compliance with the continued listing standards by April 23, 2014 (the “Plan Period”). The Company is currently evaluating whether it will be in a position to submit such a plan to the Exchange. If the Company submits a plan and it is accepted by the Exchange, the Company may be able to continue the listing of the Company’s common stock during the Plan Period, during which time the Company will be subject to periodic reviews to determine whether it is making progress consistent with the plan. If the Company does not submit a plan or if the plan is not accepted by the Exchange, the Exchange will initiate delisting proceedings.  Even if the Company submits a plan and it is accepted by the Exchange, the Exchange may initiate delisting proceedings if the Exchange determines that the Company is not making progress consistent with the plan during the Plan Period or if the Company is not in compliance with the continued listing standards by April 23, 2014.

There can be no assurance that any plan submitted by the Company to the Exchange will be accepted by the Exchange or that if such plan is accepted that the Company will be able to make progress consistent with the plan.

On October 29, 2012, the Company issued a press release announcing receipt of the notice from the Exchange.  A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

Date: October 29, 2012	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr. Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 29, 2012